Exhibit 99.1

1 This material contains estimates and forward - looking statements. The words “believe,” “may,” “might,” “will,” “aim,” “estimate,” “continue,” “would,” “anticipate, ”“intend,” “expect,” “plan” and similar words are intended to identify estimates and forward - looking statements. Our estimates and forward - looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or might affect our businesses and operations. Although we believe that these estimates and forward - looking statements are based upon reasonable assumptions, they are subject to many risks and uncertainties and are made in light of information currently available to us. Our estimates and forward - looking statements may be influenced by the following factors, among others : risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our ability to obtain FDA approval of our product candidates; differences between historical studies on which we have based our planned clinical trials and actual results from our trials; our anticipated capital expenditures, our estimates regarding our capital requirements, and our need for future capital; our liquidity and working capital requirements; our expectations regarding our revenues, expenses and other results of operations; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including VEN 309; our ability to sell any approved products and the price we are able realize; our need to obtain additional funding to develop our products, and our ability to obtain future funding on acceptable terms; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry and innovation by our competitors; our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business; estimates and estimate methodologies used in preparing our financial statements; the future trading prices of our common stock and the impact of securities analysts’ reports on these prices; and the risks set out in our filings with the SEC, including our Annual Report on Form 10 - K. Estimates and forward - looking statements involve risks and uncertainties and are not guarantees of future performance. As a result of known and unknown risks and uncertainties, including those described above, the estimates and forward - looking statements discussed in this material might not occur and our future results and our performance might differ materially from those expressed in these forward - looking statements due to, including, but not limited to, the factors mentioned above. Estimates and forward - looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update or to review any estimate and/or forward - looking statement because of new information, future events or other factors. Forward Looking Statements

» A Gastroenterology Phase III biopharmaceutical company focused on bringing 505b2 products to market for unmet needs, especially in the area of anal disorders – a neglected area of drug development. » Current Portfolio  VEN 307 – Phase III data for first pivotal program showed good tolerability, significant improvement in efficacy outcomes for anal fissures  Critical mass market focused in gastroenterologist and colorectal surgeons  Significant lifecycle opportunities  VEN 308 – Proof of concept in fecal incontinence associated with Ilea Pouch Anal Anastomosis (IPAA)  Orphan disorder treated in ~ 40 CRS centers nationwide  Significant expansion opportunity » Funded through key milestones  Sufficient cash and cash equivalents for the completion of the VEN 307 development program 2 Company Overview

Pipeline

Late Stage Pipeline with Data-Validated Phase III Candidate and Phase IIb Ready Candidate with POC in Orphan Indication

Program (Pathway)	Indication	Clinical Phase I	Clinical Phase II	Clinical Phase III	Potential NDA Filing	Commercial Rights
VEN 307* Diltiazem (505(b)2)	Anal Fissures				***2013***	North America,
VEN 308 (505(b)2)	Fecal Incontinence				***2015***	North America

*Phase III data released May 14, 2012

3

VEN 307: Diltiazem Cream Novel Treatment for Anal Fissures

5 Anal Fissures: Cause and Management Increased sphincter tone Local ischemia Tear (fissure) in anal canal Cause Severe pain on defecation Treatment options Control constipation, topical steroids Reduce sphincter tone Compounded Topical drugs: • GTN* • diltiazem Botox Surgery Sphincters (muscles) Anal fistula * Rectiv (topical GTN) recently approved by FDA, launched 3/2012 by Aptalis Anal fissure 1.1 million office visits/year

6 VEN 307 (diltiazem) Summary 2% topical diltiazem cream applied peri - anally TID Mechanism of Action » Calcium channel blocker  Relaxes the internal anal sphincter, reducing pain and increasing tissue blood flow Preclinical Safety » Preclinical topical safety with 2% diltiazem twice daily for ninety days Clinical Pharmacology » Topical has < 10% systemic exposure as oral dose but significantly greater effect on sphincter tone – i.e., blood levels do not predict activity. Low exposure = better tolerability than oral diltiazem Clinical Data » Numerous clinical trials with ~1,200 subjects » Infrequent mild adverse events (AE) reported » Similar or better reduction in pain, significantly better tolerability than with nitroglycerin (GTN) » 1 ST pivotal complete: 465 subjects, significant improvement vs placebo, tolerability confirmed

FDA Written Feedback from Pre - NDA Meeting August 30, 2012 » Planned NDA submission following completion of second Phase 3 study (expected early 4 th quarter 2013) » Overall Phase 3b study design accepted (1 st patient randomized)  Randomized, double - blind, placebo - controlled, parallel - treatment group efficacy and safety study of topical diltiazem hydrochloride 2% cream in s ubjects with anal fissure  400 subjects at approximately 120 clinical sites in the U.S., Canada, and Israel  Primary endpoint is reduction of worst anal fissure - related pain associated with or following defecation when administered three times a day for 28 days  Secondary endpoints are reduction of overall daily AF - related pain and patient global impression of improvement (PGI - I) at day 29 in subjects with AF - related pain » NDA to include clinical cutaneous sensitization and irritation studies and PK study » Indication is not considered to be chronic 7

8 Pivotal Phase III Trial » FDA (analgesia division) pre - IND meeting conducted in August 2007  Achieved clarity on primary endpoint: reduction in pain  Confirmed safety database and tox requirement » Phase III trial conducted by SLA (Ex - NA licensor)  3 arms, 155 pts per arm: 2%, 4% diltiazem TID, and placebo in 31 sites in Europe  Romania (11 centers, 66%), Bulgaria, Spain, UK, Germany, Lithuania  94.6% of subjects completed the 12 - week study  Primary outcome: Change from baseline in average of worst anal pain associated with, or following, defecation at Week 4 on an 11 - point numerical rating scale ( Likert - like scale)  Selected secondary outcomes:  Change from baseline in average of daily overall AF - related pain at Week 4  Proportion of subjects who have complete healing of AF at Week 8  Change in the Patient’s Global Impression of Improvement at Week 4 Study Hit AF “Trifecta” Outcome never before achieved in a single trial of a topical drug

Primary Endpoint: Average Score of Worst Anal Pain Associated with, or Following, Defecation at Week 4 9 Ÿ = p <0.05 for both diltiazem treatments ▲ ▲ ▲ ▲ ▲ ▲ Compared with placebo, significant reductions with diltiazem from Week 3 For 4% diltiazem, p = 0.011 vs placebo For 2% diltiazem, p = 0.013 vs placebo

Secondary Endpoint: Average Score of Daily AF Pain at Week 4 0 1 2 3 4 5 6 7 8 Baseline 1 2 3 4 5 6 7 8 4% diltiazem 2% diltiazem Placebo 10 ź = p <0.05 for 2% diltiazem only Ÿ = p <0.05 for both diltiazem treatments Compared with placebo, significant reductions with diltiazem from Week 2 ▼ ▼ ▲ ▲ ▲ ▲ ▲ For 4% diltiazem, p = 0.030 vs placebo For 2% diltiazem, p = 0.018 vs placebo

Secondary Endpoint: Healing of Anal Fissure at Week 8 11 Compared with placebo, significantly greater healing with diltiazem at Week 8 32.70% 31.20% 23.90% 0% 5% 10% 15% 20% 25% 30% 35% 4% diltiazem 2% diltiazem Placebo p = 0.018 vs placebo p = 0.036 vs placebo

Adverse Events: Incidence of Headache 12 14.70% 12.30% 14.20% 0% 2% 4% 6% 8% 10% 12% 14% 16% 4% diltiazam 2% diltiazem Placebo No significant differences between diltiazem and placebo

Summary of 1st Phase III Results (May 14, 2012) » Double - blind, placebo - controlled clinical trial randomized 465 subjects to diltiazem hydrochloride 4% or 2% w/w cream, or placebo, applied topically three times daily (TID) for 8 weeks, followed by a 4 week blinded observation period » At 4 weeks, the 2% diltiazem treatment arm demonstrated improvements compared to placebo:  In the primary endpoint of average of worst anal pain associated with or following defecation (pain score improvement 0.43 , p=0.0122, 2%)  In the secondary endpoint of overall anal - fissure - related pain (0.42, p=0.0143, 2%) » Compared with placebo, 2% diltiazem significantly improved the Patient’s Global Impression of Improvement measure at Week 4 (p = 0.0084) » At Week 8, healing was improved for the 2% diltiazem arm compared to placebo, with 31.2% (p = 0.0426) versus 23.9% showing healing » Adverse events similar in 3 arms (4%, 2%, placebo) 13

14 VEN 307 Life Cycle Management: BID Formulation » U.S. patent February 2018, HW extension to 8/2019; possible pediatric extension to Q2 2020. After this, we expect that generic approvals will be difficult (topical, trade secrets, re - formulation , will need clinical study and comparative PK in AF patients) » Have completed technical development of 4 extended release formulations: all patentable (exp. 2033), all B.I.D. or O.D.  Conduct 1 U.S. Phase 3 trial with 1 extended release formulation, if one is acceptable, in 2015, file NDA 2016/2017

Multiple Major Milestones Expected Over Next 18 Months 15 2nd Phase 3 Trial Q3 - 12 Q4 - 12 Q1 - 13 Q2 - 13 Q3 - 13 Q4 - 13 FDA Meeting NDA Filing Cutaneous Safety Studies Expected PDUFA Date: November/December 2014 PK Studies

VEN 307: Commercial Overview

Anal Fissure Market Summary » ~1.1 million office visits per year 1 » ~700k unique patients diagnosed with anal fissures annually 1 » Majority seen by Surgeons or Gastroenterologists 1 » Current Treatments:  Fiber/Stool softeners/ Sitz  Rectiv ®  Compounded Diltiazem/ Nifedipine  Topical Hydrocortisone  Lidocaine  Botox  Surgery Surg 73% GE 5% PCP 13% Other 9% % of Unique Patients Treated by Specialty 17 1 Physician Drug and Diagnosis Audit – SDI 2010

18 Competitive Treatments for Anal Fissure 1 Cross, KLR., et al., (2008) The Management of Anal Fissure: ACPGBI Position Statement . Colorectal Disease, 10 (Suppl. 3), 1 - 7. 2 Madoff , RD., & Fleshman , JW. (2003) AGA Technical Review on the Diagnosis and Care of Patients With Anal Fissure . Gastroenterology, 124, 235 – 245 Rectiv™ 0.4% GTN ointment BID (Topical Nitroglycerine) Approved in the US for moderate and severe pain of chronic anal fissure, launched March 2012 Priced at $730 WAC per 8 week course Extensive literature reporting improved pain but difficult side effect profile: high rate of headaches (64% of patients, often severe), flushing, nausea and dizziness Medical associations’ guidelines have consistently directed physicians to topical diltiazem over GTN as 1st line therapy 1, 2 Calcium Channel Blockers (CCB) Compounded nifedipine is used to a lesser extent than diltiazem Less literature available Topical Anesthetic Short acting No supportive data 1 Topical Hydrocortisone QID dosing Not approved for treatment of anal fissures No supportive data 1 Botox Invasive procedure Out of pocket cost for patients Surgery Forcible dilatation and sphincterotomy Most often curative, but fecal incontinence is a problem

19 1 st Line Therapy by Specialty DTZ 40% Nif 9% GTN 2% Fib/SS/Sitz 24% HC/Lido 17% Other 8% DTZ 6% Nif 11% GTN 55% Fib/SS/Sitz 9% HC/Lido 14% Other 6% DTZ 1% Nif 0% GTN 2% Fib/SS/Sitz 58% HC/Lido 34% Other 6% Surg1 1,500 GE 1 10,000 FP/IM 1 100k + 1. Clinical trial site survey – Ventrus 2012 2. Physician Drug and Diagnosis Audit - SDI 2010 3. Eidetic Market Research - 2002 Project AF Patients - utilizing PDDA data 2 : ~538k (358/MD) ~34k(3.4/MD) ~96k Project AF Patients – Factored 2002 Primary Market Research 3 : ~515k (343/MD) ~620k(62/MD) Not Projectable Calculated Current CCB Treated AF Patients: ~240 - 263k (160 - 175/MD) ~6 - 105k(1 - 10/MD) ~1k

Competitive Positioning » vs COMPOUNDED CALCIUM CHANNEL BLOCKERS: main target  Limited number of compounding pharmacies – VEN 307 widely available  Dr has to write a “recipe” vs a simple scrip for VEN 307  Concentration of compounded CCB’s is highly variable between pharmacies, prescriptions and within each tube – VEN 307 made to FDA standards  Patient has to pay (80$ - 200$/month) with no or very low assistance/reimbursement: Ventrus will provide copay coupons to get patient out - of - pocket costs to < 50$ » vs RECTIV or compounded nitroglycerin: second target  Nitro and CCB’s believed to be equally effective (Cochrane review 2012 & association guidelines)  Nitro has a very high rate of moderate to severe headaches: VEN 307 has no incremental side effects over placebo and is recommended as 1 st line by U.S. surgery guidelines » vs Cortisone &/or Lidocaine: expansion opportunity  No evidence of safety or efficacy, no reimbursement for these products 20

VEN 307 – Diltiazem Cream

Prototypical Spec. Pharma Product

Ideal First Product for Small Biotech Company

Competitive Profile	Easily Self-Commercialized	Lifecycle Opportunities
• DTZ is already preferred treatment for AF • Extensive literature & KOL supporting 1st line use • Only approved competitor has rate limiting SE profile	• Majority of AF treated by ~1,500 specialists • Critical mass within target market of >500k patients • Market within targeted physicians of $200-300M	• Reduced dosing frequency with potentially patentable delivery technology • Future launch of improved metered dose packaging • Topical product with limited systemic exposure

Additional Upside:
Improve differential diagnosis of anal rectal disorders

21

VEN 308: Topical Phenylephrine Novel Treatment for Fecal Incontinence

Fecal Incontinence Summary Symptoms:  IPAA – Frequent soiling (seepage)  General – Mild soiling to severe urge incontinence Causes:  IPAA – Loss of muscle tone and sensation, liquid stool  General – Multiple etiologies, co - morbid with many GI and other disorders, child birth Current Treatments:  OTC – Bulking fiber, Imodium, pads  Rx – No agents available  Invasive – Dermal filler ( Solesta ®), surgery to repair sphincter damage Most Common Pouch Procedure

24 VEN 308 (phenylephrine) Summary topical phenylephrine applied peri - anally Mechanism of Action » A selective alpha - 1 agonist that causes internal sphincter contraction and elevates maximum resting anal sphincter pressure Preclinical Safety » Oral – 2 year carcinogenicity, 12 week toxicology » Dermal sensitization and irritation in experimental formulation Clinical Data » Pharmacodynamic increase in maximum resting anal pressure » Proof of concept in 12 IPAA patients over 28 day period » >100 patients in multiple studies in passive FI with mixed results

VEN308 Status » Originally introduced into US market as nasal decongestant (5 - 15 mg QID oral), 2006 - 17 million TRx /yr in US » 2000 – Two clinical studies published  Carapeti 1 – IPAA FI PE vs. PBO, PE improved 28 day FI scores (p=0.001), PE improved patient subjective measure (p=0.04), no reported side effects.  Carapeti 2 – General FI PE vs. PBO, NS differences in FI scores, 6 PE and 2 Plc patient had >75 subjective improvement, 3 patients had mild local dermatitis » CMC – Final formulation in development » Pre - IND meeting June 21 st 2007  Confirmed Orphan development plan  Confirmed objectives of dose range study 1. Carapeti E, et al, Randomized controlled crossover trial of topical phenylephrine for fecal incontinence in IPAA, Dis Colon Rectum (2000); 43(8), 1059 - 1063 2. Carapeti E, et al, Randomized controlled crossover trial of topical phenylephrine for general fecal incontinence, BJS (2000); 87, 38 - 42

Phenylephrine Gel – Increases Maximum Anal Resting Pressure 0% 5% 10% 15% 20% 25% 30% 35% 40% 5% 10% 20% 30% Mean % Chg cm H2O % PE Concentration p=.012 p<.0001 n=12 Healthy patients p<.0001 p<.0001 Source: Carapeti , E, Topical phenylephrine increases anal sphincter resting pressure, British Journal of Surgery (1999); 86, 267 - 270

Phenylephrine Gel Improves 28 Day Symptom Scores in IPAA Patients 0 50 100 150 200 250 Placebo Phen 10% 4 Wk FI Score 28 Day Symptom Score P=.001 n=12 IPAA FI patients Source: Carapeti E, et al, Randomized controlled crossover trial of topical phenylephrine for fecal incontinence in IPAA , Dis Colon Rectum (2000); 43(8), 1059 - 1063

Fecal Incontinence Market Summary » Patient Population  Orphan 50 – 100k  25 % of Ulcerative Colitis patients undergo surgical resection procedures such as IPAA  General Population - 9 million  63% female » Competitive Landscape  Bulking Fiber, Pads standard of care  No approved products in US/EU  Solesta ® – No data regarding applicability in this population  IPAA population focused in GI and CRS

29 Financials » Nasdaq (IPO 2011): VTUS » Cash balance  Cash and cash equivalents at June 30, 2012 $ 29 Mil » Stock data  Fully diluted shares outstanding 15.3 Mil  Shares outstanding 12.4 Mil

» A Gastroenterology Phase III biopharmaceutical company focused on bringing 505b2 products to market for unmet needs, especially in the area of anal disorders – a neglected area of drug development. » Current Portfolio  VEN 307 – Phase III data for first pivotal program showed good tolerability, significant improvement in efficacy outcomes for anal fissures  Critical mass market focused in gastroenterologist and colorectal surgeons  Significant lifecycle opportunities  VEN 308 – Proof of concept in fecal incontinence associated with Ilea Pouch Anal Anastomosis (IPAA)  Orphan disorder treated in ~ 40 CRS centers nationwide  Significant expansion opportunity » Funded through key milestones  Sufficient cash and cash equivalents for the completion of the VEN 307 development program 30 Company Overview

Backup Slides VEN 307

Enrollment Criteria » Inclusion criteria  Written informed consent  An average of ≥4 on the 11 - point NRS during the screening phase for worst anal pain associated with, or following, defecation for the most recent 3 days of the 7 - day screening period in which the subject has defecated  Evidence of anal fissure  Willingness to stop all concomitant topical preparations  Ability to use Interactive Voice Recognition System (IVRS) diary » Exclusion criteria  Use of opioids and other analgesics (except acetaminophen up to 4 g per day and ibuprofen up to 1.8 g per day)  Prior lateral sphincterotomy or other previous surgery  AF associated with other conditions  Cardiovascular disease  Pregnancy, lactation 33

Study Design 34

Baseline Demographics Variable 4% diltiazem 2% diltiazem Placebo Age (years) 42.3 ± 13.6 44.2 ± 14.2 43.2 ± 12.5 Male 38.5% 48.1% 43.9% Female 61.5% 51.9% 56.1% Caucasian 100.0% 100.0% 99.4% Height (cm) 169.3 ± 7.8 170.8 ± 9.1 168.9 ± 13.6 Weight (kg) 73.9 ± 16.6 77.5 ± 17.7 76.0 ± 18.1 35 Geographic distribution of all 465 enrolled subjects 66.45% 18.49% 6.45% 3.66% 3.01% 1.94% Romania Bulgaria Germany Lithuania United Kindom Spain

Patient Disposition 36

Secondary Endpoint: PGI - I at Week 4 37 Patient’s Global Impression of Improvement (PGI - I) 0.60% 7.10% 87.20% 0.00% 3.20% 93.60% 1.90% 8.40% 85.20% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Worse No change Improved 4% diltiazem 2% diltiazem Placebo At Week 4 for 2% diltiazem, p = 0.011 vs placebo At Week 8 for 2% diltiazem, p = 0.033 vs placebo

Selected Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Gastrointestinal 65.4% 59.1% 54.2% Proctalgia (anal pain) 42.3% 41.6% 45.2% Nervous system 17.3% 13.0% 14.8% Infections 8.3% 7.1% 3.9% General disorders 3.8% 3.2% 5.2% Musculoskeletal 2.6% 2.6% 1.9% Metabolism 1.3% 3.9% 1.3% Blood, lymphatic 1.9% 0.6% 1.9% Hepatobiliary 1.3% 1.3% 1.3% Psychiatric 1.9% 0.0% 1.3% Respiratory 1.3% 0.6% 0.6% Skin 1.3% 0.6% 0.6% Cardiac 0.6% 0.0% 0.4% Vascular 0.0% 0.6% 0.0% 38

Gastrointestinal Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Gastrointestinal 65.4% 59.1% 54.2% Proctalgia (anal pain) 42.3% 41.6% 45.2% Anal pruritus 14.7% 14.9% 7.7% Anorectal discomfort 15.4% 13.6% 5.8% Abdominal pain 3.2% 2.6% 5.2% Anal haemorrhage 2.6% 3.2% 5.2% Constipation 3.2% 0.6% 3.2% Abdominal pain upper 2.6% 1.9% 1.3% Diarrhoea 2.6% 0.6% 0.6% Faeces hard 1.9% 0.6% 0.6% Toothache 1.3% 1.3% 0.6% Haemorrhoids 1.9% 0.6% 0.6% Anal inflammation 1.3% 1.3% 0 Rectal haemorrhage 0.6% 0.6% 1.3% 39

Gastrointestinal Adverse Events (Cont.) Condition 4% diltiazem 2% diltiazem Placebo Gastrointestinal 65.4% 59.1% 54.2% Nausea 0.6% 0 1.9% Anal fissure 0.6% 0.6% 0.6% Dyspepsia 1.9% 0 0 Anal fistula 0.6% 0 0.6% Anal spasm 0 1.3% 0 Periproctitis 0.6% 0 0.6% Abdominal pain lower 0.6% 0 0 Haematochezia 0 0.6% 0 Abdominal distension 0.6% 0 0 Anal polyp 0.6% 0 0 Anal prolapse 0.6% 0 0 Anal ulcer 0.6% 0 0 Faecal incontinence 0 0.6% 0 Flatulence 0.6% 0 0 Gingival bleeding 0.6% 0 0 Irritable bowel syndrome 0.6% 0 0 Painful defaecation 0 0.6% 0 Pancreatitis 0 0 0.6% Perianal erythema 0.6% 0 0 40

Infections Adverse Events Condition 4% diltiazem 2% diltiazem Placebo Infections 8.3% 7.1% 3.9% Nasopharyngitis 2.6% 3.2% 1.9% Influenza 2.6% 0.6% 1.9% Sinusitis 0.6% 0.6% 0 Cystitis 0.6% 0 0 Acute tonsillitis 0 0.6% 0 Gastroenteritis 0 0.6% 0 Pneumonia 0 0.6% 0 Respiratory tract infection 0.6% 0 0 Tonsillitis 0.6% 0 0 Tooth abscess 0 0.6% 0 Vulvovaginal candidiasis 0.6% 0 0 Vulvovaginal mycotic infection 0 0.6% 0 41

Metabolic and Nutritional Adverse Events

Condition	4% diltiazem	2% diltiazem	Placebo
Metabolism and nutrition disorders	**1.3%**	**3.9%**	**1.3%**
Dyslipidaemia	0.6%	1.3%	0.6%
Hypertriglyceridaemia	0	1.9%	0.6%
Hypercholesterolaemia	0	0.6%	0
Hyperglycaemia	0.6%	0	0

42
ventrus BIOSCIENCES